UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index to Exhibits on Page 3

Section 2 – Financial Information
Item 2.02	Results of Operation and Financial Condition.
On October 24, 2007 Peoples Bancorp Inc. issued a news release regarding its financial results for the third quarter of 2007. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
a) Financial statements of businesses acquired
No response required.
b) Pro forma financial information
No response required.
c) Exhibits

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on October 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: October 24, 2007	By: /s/	MARK F. BRADLEY
Mark F. Bradley
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on October 24, 2007